Exhibit 10.2

BRITISH	Ministry of Energy and Mines, Energy and Minerals Division		Mineral Title Branch
COLUMBIA	RECORD OF 2 POST CLAIM
Mineral Tenure Act, Section 27

Mining Division	LILLOOET	Tenure Number	406638
Gold Commissioner	/s/ Illegible	Date of Record	OCTOBER 31, 2003

PLEASE PRINT CLEARLY

APPLICATION TO RECORD A 2 POST CLAIM

I, Gerard Gallissant, 783 MacCleave Ave., Penticton, B.C. V2A 3C4, (604) 492-2759, Client Number 109141, hereby apply for a record of a 2 post claim for the location as outlined on the attached copy of mineral titles reference map No.92J 16W, in the Lillooet Mining Division.

ACCESS

Describe how you gained access to the location; include references to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

The IP is located 200m West and 500m North of confluence of Shulaps Creek and Yalakom River. Access was gained by driving up Yalakom River Road for approximately 10km.

GPS Co-ordinates taken of posts: Yes [ ] No [x] If yes, complete information chart on reverse.

TAG INFORMATION

I have securely affixed the portion of the metal identification tag embossed "INITIAL POST (No. 1)" to the post and impressed this information on the tag:

TAG NO. 724521 M INITIAL POST (No. 1)

CLAIM NAME	Red Eagle 2	CLAIM NAME	Red Eagle 2
LOCATOR	G. Gallissant	LOCATOR	G. Gallissant
AGENT FOR	Self	AGENT FOR	Self
DATE COMMENCED	October 31, 2003	DIST. FROM I.P.	500m
TIME COMMENCED	3:46 pm	DATE COMPLETED	October 31, 2003
DIR. TO F.P.	315 degrees	TIME COMPLETED	4:01 pm
METERS TO RIGHT	500
METERS TO LEFT
I have securely affixed the portion of the metal identification tag embossed "FINAL POST (No. 2)" to the final post (or the witness post) and impressed this information on the tag:
"Direction" means a bearing measured between 0 degrees and 360 degrees, where 0 degrees is the bearing of true north.		If witness post placed for final post: Bearing and distance from the witness post to the true position of the final post, exactly as written on the witness post:__ degrees, ___ meters.

I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 2 post claims and have attached a plan of the location on which the positions of the initial and final posts (and witness post if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the respective tags affixed to the applicable post when located this claim, and this information is true and correct.

[FILE STAMP]
/s/ Gerard Gallissant
Signature of Locator